EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

Supplement to Prospectus dated March 1, 2018, as supplemented, and

Summary Prospectus dated March 1, 2018, as supplemented

On June 13, 2018, the Board (“Board”) of Trustees of Eaton Vance Mutual Funds Trust on behalf of its series, Eaton Vance Multi-Strategy Absolute Return Fund (the “Multi-Strategy Absolute Return Fund”) and Eaton Vance Short Duration Strategic Income Fund (the “Strategic Income Fund”), approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which Multi-Strategy Absolute Return Fund will be reorganized with and into Strategic Income Fund (the “Reorganization”).

The Board has called a special meeting of shareholders to be held on or about October 12, 2018, to consider approving the Plan. Proxy materials describing the Plan and Reorganization are expected to be mailed on or about August 6, 2018 to Multi-Strategy Absolute Return Fund’s shareholders as of the record date, which is currently expected to be July 19, 2018. Completion of the Reorganization is contingent upon obtaining the approval of the shareholders of the Multi-Strategy Absolute Return Fund. If shareholders of the Multi-Strategy Absolute Return Fund approve the Plan, the Reorganization is expected to occur by the end of October 2018. For additional information regarding the investment strategies and principal risks of Strategic Income Fund, please see its prospectus, which can be located at http://funddocuments.eatonvance.com.

On or about August 1, 2018, Multi-Strategy Absolute Return Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including those who acquire shares through the reinvestment of dividends and distributions and those who received shares in connection with a reorganization); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected it prior to the close of business on August 1, 2018. It is anticipated that on or about September 28, 2018, shares of Multi-Strategy Absolute Return Fund will no longer be available for purchase or exchange.

June 18, 2018	29502 6.18.18